UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Baker Hughes Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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10-220 Baker Hughes Incorporated — Notice & Access Proof 2c — 03/02/10 — 13:18 Baker Hughes Incorporated Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, April 22, 2010 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/bhia This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 8, 2010 to facilitate timely delivery. BAKER HUGHES INCORPORATED TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/bhia TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. Dear Stockholder: The 2010 Annual Meeting of Stockholders of Baker Hughes Incorporated (the “Company”) will be held at the Wortham Meeting Room No. 2 at 2727 Allen Parkway, Houston, Texas, on Thursday, April 22, 2010, at 9:00 a.m. (Central Daylight Time). Proposals to be considered at the Annual Meeting: (1) Election of Directors. (2) Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Accounting Firm for Fiscal Year 2010. (3) Management Proposal No. 1 regarding the Approval of an Amendment to our Certificate of Incorporation that would, subject to any limitations that may be imposed in the Bylaws, require our Corporate Secretary to Call Special Stockholder Meetings following a Request from the Holders of 25% of our Voting Stock. (4) Stockholder Proposal No. 1 regarding Majority Vote Standard for Director Elections. (5) Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote “FOR” Items 1, 2 and 3 and a vote “AGAINST” Item 4. The Board of Directors has fixed the close of business on March 2, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 70102 PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116 SIGNATURE: DATE: TIME:

10-220 Baker Hughes Incorporated — Notice & Access Proof 2c — 03/02/10 — 13:18 Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: Wortham Meeting Room No. 2 2727 Allen Parkway Houston, TX 77019 The following materials are available for you to review online: • the Company’s 2010 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/bhia The Proxy Materials for Baker Hughes Incorporated are available to review at: http://www.proxyvoting.com/bhia Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. 70102

To:	The Record Stockholders of Baker Hughes Incorporated as of the Close of Business on March 2, 2010.
In accordance with Section 242 of the Delaware General Corporation Law, the Corporation hereby provides notice that it is submitting a proposed amendment (“Proposal No. 3”) to the Restated Certificate of Incorporation of the Corporation to its stockholders at its 2010 Annual Meeting of Stockholders. The amendment is set forth below:
ANNEX A
NOTE: For convenience, this Annex A reflects the changes that will be made, should Proposal No. 3 be approved, by striking through the text to be deleted and underlining the text that would be added to supplement or replace the current text. The actual Certificate of Amendment to be filed would not include the deleted text.
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
BAKER HUGHES INCORPORATED
     Baker Hughes Incorporated (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that Article NINTH of the Corporation’s Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:
NINTH: Subject to the terms of any class or series of Preferred Stock, ~~Special~~ special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by (i) the Board of Directors, (ii) an authorized committee of the Board of Directors, ~~which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the bylaws of the Corporation, include the power to call such meetings.~~ or (iii) the Secretary of the Corporation following the Secretary’s receipt of written requests to call a meeting from the holders of 25% of the voting power of the capital stock outstanding who have delivered such requests in accordance with and subject to the provisions of the bylaws of the Corporation (as amended from time to time), including any limitations set forth in the bylaws of the Corporation on the ability to make such a request for such a special meeting. Except as required by law or provided by the terms of any class or series of Preferred Stock, special meetings of stockholders of the Corporation may not be called by any other person or persons.